UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

February 3, 2016
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

          At the company’s 2016 annual meeting of shareholders on February 3, 2016, of the 102,051,257 total shares of common stock outstanding and entitled to vote, a total of 92,661,281 shares were represented, constituting a 90.8% quorum.  The final results for each of the matters submitted to a vote of our shareholders at the annual meeting are as follows:

Proposal No. 1:   All of the board’s nominees for director were elected by our shareholders to serve until the company’s 2017 annual meeting of shareholders or until their respective successors are elected and qualified, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Best	74,758,953	668,912	193,655	17,039,761
Kim R. Cocklin	75,051,072	390,241	180,207	17,039,761
Richard W. Douglas	74,893,155	530,313	198,052	17,039,761
Ruben E. Esquivel	74,529,980	891,599	199,941	17,039,761
Richard K. Gordon	74,771,739	656,859	192,922	17,039,761
Robert C. Grable	74,632,926	788,331	200,263	17,039,761
Michael E. Haefner	74,806,239	615,567	199,714	17,039,761
Thomas C. Meredith	74,673,564	744,194	203,762	17,039,761
Nancy K. Quinn	74,843,960	587,253	190,307	17,039,761
Richard A. Sampson	74,649,937	772,435	199,148	17,039,761
Stephen R. Springer	74,810,606	617,566	193,348	17,039,761
Richard Ware II	67,789,104	7,626,980	205,436	17,039,761

Proposal No. 2:  Our shareholders approved an amendment to our 1998 Long-Term Incentive Plan to provide for an increase of 2,500,000 shares in the number of shares of common stock reserved for issuance under the plan and an extension of the term of the plan for an additional five years, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
66,594,911	8,271,752	754,856	17,039,762

Proposal No. 3:  Our shareholders approved an amendment to our Annual Incentive Plan for Management to provide for an extension of the term of the plan for an additional five years, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
73,524,713	1,299,805	797,001	17,039,762

Proposal No. 4:  The appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for fiscal 2016 was ratified by our shareholders, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
91,761,775	596,089	303,417	-0-

Proposal No. 5:  Our shareholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers for fiscal 2015, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
72,532,190	2,745,526	343,803	17,039,762

Proposal No. 6:  Our shareholders approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on executive compensation on an annual basis, with the vote totals as set forth in the table below:

1 Year	2 Years	3 Years	Abstain
67,409,034	221,345	7,549,648	441,492

Item 8.01.  Other Events.

On February 3, 2016, the independent directors of the company’s board designated director Richard K. Gordon, chair of the Human Resources Committee, as Lead Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: February 5, 2016	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President, General Counsel
and Corporate Secretary